Boyd Watterson Limited Duration

Enhanced Income Fund

Class	I Shares	BWDIX
Class	I2 Shares	BWDTX

(a series of Northern Lights Fund Trust III)

Supplement dated October 29, 2018
to the Prospectus dated November 1, 2018

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Effective as of the close of business on November 1, 2018, the Class I2 shares of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) are no longer available for purchase by new shareholders.  The Fund's adviser will continue to pursue the Fund’s stated investment objectives.

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You should read this Supplement in conjunction with the Prospectus dated November 1, 2018. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.